UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2007

RELIANT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1000 Main Street
Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K) and in the exhibit included as part of this report, “Reliant” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant and its subsidiaries.

Item 1.01  Entry into a Material Definitive Agreement.

On June 5, 2007, in connection with its previously announced tender offers and consent solicitations, Reliant entered into a Fourth Supplemental Indenture with respect to each of its 9.25% Senior Secured Notes due 2010 (the “2010 Notes” -CUSIP No. 75952B AF 2) and its 9.50% Senior Secured Notes due 2013 (the “2013 Notes” -CUSIP No. 75952B AJ 4 and, together with the 2010 Notes, the “Notes”) with Wilmington Trust Company, as trustee (the “Supplemental Indentures”).  The Supplemental Indentures effect amendments to the indentures, dated as of July 1, 2003, governing the Notes. The Supplemental Indentures will eliminate substantially all of the restrictive covenants and certain events of default and modify other provisions contained in the indentures, as well as release the security interests in the collateral securing the Notes.  The amendments will not become operative until the Notes tendered in the tender offers and consent solicitations are accepted for purchase by Reliant.  The tender offers and consent solicitations, and the consummation of the purchase, are subject to the satisfaction of conditions as described in the Offers to Purchase and Consent Solicitations Statement dated May 23, 2007 (the “Statement”).  No assurance can be given that these conditions will be satisfied.

The Supplemental Indentures are attached hereto as Exhibits 4.1 and 4.2 and are incorporated herein by reference.

Item 3.03   Material Modification to Rights of Security Holders

The information set forth in Item 1.01 with respect to the Supplemental Indentures is incorporated herein by reference.

Item 7.01  Regulation FD Disclosure.

On June 6, 2007, Reliant announced the results to date of its previously announced cash tender offers and consent solicitations for the Notes.  Terms used but not defined herein shall have the meanings ascribed to them in the Statement.

As of 5:00 p.m., New York City time on June 5, 2007 (the “Consent Payment Deadline”), Reliant had received tenders and consents for $516,125,000 in aggregate principal amount of the 2010 Notes, representing 93.84% of the outstanding 2010 Notes, and $531,894,000 in aggregate principal amount of the 2013 Notes, representing 96.71% of the outstanding 2013 Notes.

Accordingly, the requisite consents have been received, and, as described in Item 1.01 above, Supplemental Indentures to effect the proposed amendments and release the security interests in the collateral securing the Notes have been executed. The proposed amendments, which have the effects described in Item 1.01, will become operative when the tendered Notes are accepted for purchase by Reliant at the Early Acceptance Time or the Final Acceptance Time, as the case may be.

The tender offers and consent solicitations remain open and are scheduled to expire at 11:59 p.m., New York City time, on June 20, 2007, unless extended (the “Expiration Date”).

Holders who validly tendered their Notes and delivered their consents prior to the Consent Payment Deadline will receive the total consideration, as described in the Statement. The total consideration includes a cash consent payment of $20.00 per $1,000 principal amount of Notes validly tendered. Holders who tender their Notes and deliver their consents after the Consent Payment Deadline, but prior to the Expiration Date, will receive the tender offer consideration, which equals the total consideration less the cash consent payment of $20.00 per $1,000 principal amount of tendered Notes. Holders of Notes who validly tender their Notes will also receive accrued and unpaid interest on their tendered Notes up to, but not including, the Early Payment Date (if Reliant decides to exercise the early payment option) or the Final Payment Date, as the case may be, for the tender offers and consent solicitations.

The total consideration and tender offer consideration for the 2010 Notes and 2013 Notes will be determined as described in the Statement as of 2:00 p.m., New York City time, on June 8, 2007, unless Reliant extends the Tender Offers as described in the Statement.  Withdrawal and revocation rights with respect to tendered Notes and delivered consents expired as of the Consent Payment Deadline. Accordingly, holders may no longer withdraw any Notes previously or hereafter tendered or revoke any consents previously or hereafter delivered, except in the limited circumstances described in the Statement.

As described in the Statement, the tender offers and consent solicitations are subject to the satisfaction of certain conditions, including the Supplemental Indentures Condition, the Financing Condition and the General Conditions (as each such condition is defined in the Statement). No assurance can be given that such conditions will be satisfied in a timely manner or at all.

The complete terms and conditions of the tender offers and consent solicitations are described in the Statement, copies of which may be obtained by contacting Global Bondholder Services Corp., the information agent for the tender offers and consent solicitations, at (212) 430-3774 or (866) 470-4200 (toll free). Questions regarding the tender offers and consent solicitations may be directed to the dealer managers and solicitation agents for the tender offers and consent solicitations: Goldman, Sachs & Co., which may be contacted at (212) 902-9077 (collect) or (800) 828-3182 (toll free), Deutsche Bank Securities, which may be contacted at (212) 250-7772 (collect) or (800) 553-2826 (toll free), J.P. Morgan Securities Inc., which may be contacted at (212) 270-3994 (collect) and Merrill Lynch & Co., which may be contacted at (212) 449-4914 (collect) or (888) 654-8637 (toll free).

This disclosure is not an offer to purchase, a solicitation of an offer to purchase or a solicitation of consents with respect to any securities. The tender offers and consent solicitations are being made solely by the Statement.

Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits

4.1                                 Fourth Supplemental Indenture relating to the 9.25% Senior Secured Notes due 2010, dated as of June 5, 2007

4.2                                 Fourth Supplemental Indenture relating to the 9.50% Senior Secured Notes due 2013, dated as of June 5, 2007

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This Form 8-K contains “forward-looking statements” that are within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934.  Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans and objectives for future operations or about our future economic performance, transactions and dispositions and financings related thereto.  In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, negotiation of the proposed series of financings, legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss or refer to in the “Risk Factors” section of our filings with the Securities and Exchange Commission.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)

Date: June 6, 2007	By:	/s/ Thomas C. Livengood

Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

4.1	Fourth Supplemental Indenture relating to the 9.25% Senior Secured Notes due 2010, dated as of June 5, 2007

4.2	Fourth Supplemental Indenture relating to the 9.50% Senior Secured Notes due 2013, dated as of June 5, 2007